UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2007

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ICO, INC.
(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	0-10068 (Commission File Number)	76-0566682 (I.R.S. Employer Identification No.)

1811 Bering, Suite 200
Houston, Texas 77057
(Address of principal executive offices and zip code)

(713) 351-4100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE

As reported in a Current Report on Form 8-K filed by ICO, Inc. (the “Company”) on March 5, 2007, Jon C. Biro, the Company’s Chief Financial Officer, entered into a prearranged stock trading plan (the “10b5-1 Plan”) in accordance with the Securities and Exchange Commission’s (SEC) Rule 10b5-1 and the Company’s policies.  The 10b5-1 Plan provided for the sale of up to 70,744 shares of the Company’s common stock (consisting of shares owned by Mr. Biro and shares to be issued upon the exercise of vested stock options).  On April 17, 2007, following the close of market, Mr. Biro provided notice of termination of the 10b5-1 Plan.

At the time of termination, sales of 40,000 shares had been made pursuant to the 10b5-1 Plan.  All transactions under the 10b5-1 Plan have been disclosed through Form 144 and Form 4 filings with the SEC.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICO, INC.

Date: April 23, 2007	By:	/s/ A. John Knapp, Jr.
	Name:	A. John Knapp, Jr.
	Title:	President and CEO